SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2002

US DIAGNOSTIC INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13392                                                 11-3164389
(Commission File Number)             (I.R.S. Employer Identification No.)

250 South Australian Avenue Suite 900 West Palm Beach, Florida (Address of principal executive offices)	33401 (Zip Code)

(561) 832-0006
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 4, 2002, US Diagnostic Inc. (“USD”) filed a press release to announce that on December 3, 2002, it completed the sale of substantially all of its operating assets, including all 21 of its diagnostic imaging centers to PresGar Diagnostic Imaging, LLC (“PresGar”), an affiliate of PresGar Medical Imaging, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Furthermore, on November 21, 2002, USD and PresGar finalized the Amendment to Acquisition Agreement by which DVI Financial Services Inc. assigned its rights under the agreement to PresGar. A copy of the agreement is attached hereto as Exhibit 2.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

2.1	Amendment to Acquisition Agreement dated November 6, 2002.

99.1	Press Release of US Diagnostic Inc. dated December 4, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US DIAGNOSTIC INC.

Date:	December 4, 2002	By:	/s/ Leon F. Maraist

Leon F. Maraist Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

2.1	Amendment to Acquisition Agreement dated November 6, 2002.

99.1	Press Release of US Diagnostic Inc. dated December 4, 2002.